                                  EXHIBIT 10.8



                                PLEDGE AGREEMENT

                                       BY

                                 ISRAMCO, INC.,
                                   AS PLEDGOR,

                                   IN FAVOR OF

                             WELLS FARGO BANK, N.A.,
                            AS ADMINISTRATIVE AGENT,
                                AS SECURED PARTY



                          EFFECTIVE AS OF MARCH 2, 2007

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE


ARTICLE I DEFINED TERMS; INTERPRETATION.......................................1
---------------------------------------

   Section 1.1             Terms Defined Above................................1
   Section 1.2             Certain Definitions................................1
   Section 1.3             Credit Agreement Definitions.......................2
   Section 1.4             Interpretation.....................................2

ARTICLE II GRANT OF SECURITY INTEREST.........................................3
-------------------------------------

   Section 2.1             Security Interest..................................3
   Section 2.2             Collateral Held In Trust...........................3

ARTICLE III REPRESENTATIONS AND WARRANTIES....................................4
------------------------------------------

   Section 3.1             Due Authorization..................................4
   Section 3.2             Enforceability.....................................4
   Section 3.3             Ownership and Liens................................4
   Section 3.4             No Conflicts or Consents...........................4
   Section 3.5             Location...........................................4
   Section 3.6             Solvency of Pledgor................................4
   Section 3.7             Equity Interests...................................5

ARTICLE IV AFFIRMATIVE COVENANTS..............................................5
--------------------------------

   Section 4.1             Ownership and Liens................................5
   Section 4.2             Inspection of Books and Records....................5
   Section 4.3             Adverse Claim......................................5
   Section 4.4             Delivery of Instruments and/or Certificates........6
   Section 4.5             Further Assurances.................................6

ARTICLE V NEGATIVE COVENANTS..................................................6
----------------------------

   Section 5.1             Transfer or Encumbrance............................6
   Section 5.2             Impairment of Security Interest....................7
   Section 5.3             Dilution of Ownership..............................7
   Section 5.4             Restrictions on Equity Interests...................7
   Section 5.5             Voting Rights......................................7

ARTICLE VI RIGHTS OF SECURED PARTY............................................7
----------------------------------

   Section 6.1             Power of Attorney..................................7
   Section 6.2             Performance by Secured Party.......................8
   Section 6.3             Maintenance of Collateral..........................8


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ARTICLE VII EVENTS OF DEFAULT AND REMEDIES....................................9
------------------------------------------

   Section 7.1             Events of Default..................................9
   Section 7.2             Remedies and Related Rights........................9
   Section 7.3             Remedies...........................................9
   Section 7.4             Private Sale of Equity Interests..................10
   Section 7.5             Application of Proceeds...........................10
   Section 7.6             Deficiency........................................11
   Section 7.7             Non-Judicial Remedies.............................11
   Section 7.8             Other Recourse....................................11
   Section 7.9             Voting Rights.....................................12
   Section 7.10            Dividend Rights and Interest Payments.............12

ARTICLE VIII MISCELLANEOUS...................................................12
--------------------------

   Section 8.1             Indemnity.........................................12
   Section 8.2             Actions by Secured Party..........................13
   Section 8.3             Waiver............................................13
   Section 8.4             Amendment.........................................13
   Section 8.5             Costs and Expenses................................13
   Section 8.6             Governing Law.....................................13
   Section 8.7             Severability......................................13
   Section 8.8             Notices...........................................14
   Section 8.9             Binding Effect and Assignment.....................14
   Section 8.10            Termination.......................................14
   Section 8.11            Cumulative Rights.................................14
   Section 8.12            Survival; Revival; Reinstatement..................14
   Section 8.13            Final Agreement of the Parties....................15
   Section 8.14            Counterparts; Electronic Delivery
                           of Signature Page.................................15
   Section 8.15            Acknowledgements..................................15



                                    Page ii
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                                PLEDGE AGREEMENT

        THIS PLEDGE AGREEMENT (this "AGREEMENT") dated as of March 2, 2007 by Isramco, Inc., a Delaware corporation, whose address for notice is 11767 Katy Freeway, Suite 711, Houston, Texas 77079 ("PLEDGOR"), is in favor of Wells Fargo Bank, N.A., whose address for notice is 1000 Louisiana Street, 9th Floor, Houston, Texas 77002, as administrative agent for itself and the lenders (the "LENDERS") which are parties to the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the "SECURED PARTY").

                                    RECITALS

        A. Isramco Energy, L.L.C., a Texas limited liability company and wholly owned Subsidiary of Pledgor ("BORROWER"), Secured Party and the Lenders have executed that certain Credit Agreement dated as of the date hereof (as the same may be supplemented, amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT").

        B. Pledgor will derive various benefits from the execution of the Credit Agreement and the loans thereunder to Borrower.

        C. The Lenders have conditioned their obligations under the Credit Agreement upon the execution and delivery by Pledgor to Secured Party of this Agreement, and Pledgor has agreed to enter into this Agreement.

        THEREFORE, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as follows:

                                   ARTICLE I

                          DEFINED TERMS; INTERPRETATION

        Section 1.1 TERMS DEFINED ABOVE. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meaning assigned to such terms therein.

        Section 1.2 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

                        "CODE" means the Uniform Commercial Code as in effect in
                the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

                        "COLLATERAL" means (i) all Equity Interests described or
                referred to on SCHEDULE 1 attached hereto and made a part hereof and all certificates, instruments and/or other documents, if any, evidencing such Equity Interests; (ii) all of the following property which Pledgor becomes entitled to receive or shall receive in connection with any of the foregoing: (a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation,

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                conversion, sale of assets, combination of interests, split-up, spin-off, or any other like change, (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral, (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, ownership interests, Equity Interests or other property,
                (d) any interest, premium or principal payments and (e) any conversion or redemption proceeds; (iii) all renewals, replacements and substitutions of all of the foregoing; (iv) all rights of Pledgor under the Operating Agreement; (v) all books and records related to the foregoing; and (vi) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

                        "EQUITY INTERESTS" means any and all (i) shares, units
                representing interests, participations, rights in or other equivalents (however designated) of capital stock, (ii) partnership interests (whether general or limited) and any other interest or participation that confers the right to receive a share of the profits and losses of, or distributions of assets of, a partnership, (iii) membership interests in limited liability companies, and (iv) any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

                        "OBLIGATIONS" shall have the meaning assigned to such
                term in the Credit Agreement.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code. All terms defined in this Agreement in the singular to have equivalent meanings when used in the plural and VICE VERSA.

        Section 1.3 CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.

        Section 1.4     INTERPRETATION.

                (a) In this Agreement, unless a clear contrary intention appears: (i) the singular number includes the plural number and VICE VERSA, (ii) reference to any gender includes each other gender, (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, PROVIDED that nothing in this Clause (iv) is intended to authorize any assignment not otherwise permitted by this

        Agreement or the Credit Agreement, (v) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended, modified, supplemented or extended and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of this Agreement, and reference to any note includes any note issued in renewal, rearrangement, reinstatement, enlargement, amendment, modification, extension, substitution or replacement for such note, (vi) unless the context indicates otherwise, reference to any Section, Clause, paragraph, Schedule or Exhibit means such Section, Clause or paragraph of this Agreement or such Schedule or Exhibit to this Agreement, (vii) the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term; the word "or" is not exclusive; and the word "all" includes "any" and the word "any" includes "all", (viii) with respect to the determination of any period of time, the word "from" means "from and including" and the word "to" means "to but excluding", and (ix) reference to any law, ordinance, statute, code, rule, regulation, interpretation or judgment means such law, ordinance, statute, code, rule, regulation, interpretation or judgment as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

                (b) The Section and other headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

                (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

                                   ARTICLE II

                           GRANT OF SECURITY INTEREST

        Section 2.1 SECURITY INTEREST. As security for the Obligations, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

        Section 2.2 COLLATERAL HELD IN TRUST. Except for any dividends or distributions permitted by the Credit Agreement, any Collateral received by Pledgor shall be received in trust for the benefit of Secured Party and the Lenders. All Collateral and any certificates or other written instruments or documents evidencing and/or representing Collateral that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If any Collateral received by Pledgor shall be shares of stock or other certificated Equity Interests, such shares of stock or other certificated Equity Interests shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent. Notwithstanding the foregoing, until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral free of the security interest created under this Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        Pledgor hereby represents and warrants the following to Secured Party:

        Section 3.1 DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and all of the other Loan Documents to which Pledgor is a party have been duly authorized by all necessary actions of Pledgor. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any Lien or other charge or encumbrance.

        Section 3.2 ENFORCEABILITY. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

        Section 3.3 OWNERSHIP AND LIENS. Pledgor owns 100% of the membership interest of Borrower. Pledgor has good and marketable title to the Collateral free and clear of all Liens, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

        Section 3.4 NO CONFLICTS OR CONSENTS. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) the Charter Documents of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any Person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, Governmental Authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

        Section 3.5 LOCATION. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

        Section 3.6 SOLVENCY OF PLEDGOR. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of

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Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) Pledgor will have sufficient capital to carry on Pledgor's business in which Pledgor will engage.

        Section 3.7 EQUITY INTERESTS. Any certificates evidencing Equity Interests pledged as Collateral are valid and genuine and have not been altered. All Equity Interests pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any Equity Interests pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such Equity Interests (other than Equity Interests of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible Equity Interests outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

        Pledgor covenants and agrees with Secured Party that, from and after the date of this Agreement until all Obligations shall have been paid in full in cash, no Letter of Credit shall be outstanding and all of the Commitments shall have terminated:

        Section 4.1 OWNERSHIP AND LIENS. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party.

        Section 4.2 INSPECTION OF BOOKS AND RECORDS. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during the normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

        Section 4.3 ADVERSE CLAIM. Pledgor will promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's rights, title and security interest in the Collateral against the claims of any third party. Pledgor will promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any Equity Interests pledged hereunder as Collateral.

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        Section 4.4     DELIVERY OF INSTRUMENTS AND/OR CERTIFICATES.
Contemporaneously with the execution of this Agreement, Pledgor will deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank, all in form and substance satisfactory to Secured Party.

        Section 4.5 FURTHER ASSURANCES. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written acknowledgement and confirmation from the issuer of any Equity Interests pledged as Collateral of the pledge of such Equity Interests, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any Equity Interests pledged as Collateral with the issuer of such Equity Interests; (D) delivering notice of Secured Party's security interest in any Equity Interests pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; (E) obtaining written confirmation and acknowledgement, in form and substance satisfactory to Secured Party, of the pledge of any Equity Interests pledged as Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party and that such Person holds possession for Secured Party's benefit; and (F) upon the request of Secured Party, take or cause to be taken all actions (other than any actions required to be taken by Secured Party) requested by Secured Party to cause Secured Party to (1) have "control" (within the meaning of Section 8.106 of the Code) over any Collateral constituting investment property, including, without limitation, executing and delivering any agreements, in form and substance satisfactory to Secured Party, with securities intermediaries, issuers or other Persons in order to establish "control", and Pledgor shall promptly notify Secured Party of Pledgor's acquisition of any such Collateral, and (2) be a "protected purchaser" (as defined in Section 8.303 of the Code). When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Party may choose the method(s) to be used.

                                   ARTICLE V

                               NEGATIVE COVENANTS

        Pledgor covenants and agrees with Secured Party that, from and after the date of this Agreement until all Obligations shall have been paid in full in cash, no Letter of Credit shall be outstanding and all of the Commitments shall have terminated:

        Section 5.1 TRANSFER OR ENCUMBRANCE. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a Lien in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession

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of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

        Section 5.2 IMPAIRMENT OF SECURITY INTEREST. Pledgor will not take or fail to take any action which would in any manner impair the existence or enforceability of Secured Party's security interest in any Collateral.

        Section 5.3 DILUTION OF OWNERSHIP. As to any Equity Interests pledged as Collateral (other than Equity Interests of a class which are publicly traded), Pledgor will not consent to, approve of or allow the issuance of (i) any additional shares or membership interests of any class of Equity Interests of such issuer (unless immediately upon issuance additional Equity Interests are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding Equity Interests as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such Equity Interests, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such Equity Interests.

        Section 5.4 RESTRICTIONS ON EQUITY INTERESTS. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Equity Interests pledged as Collateral, except as consented to in writing by Secured Party.

        Section 5.5 VOTING RIGHTS. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any membership interests or other Equity Interests pledged as Collateral may be exercised by Pledgor; PROVIDED, HOWEVER, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

                                   ARTICLE VI

                             RIGHTS OF SECURED PARTY

        Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

        Section 6.1 POWER OF ATTORNEY. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action:

                (a) transfer any Equity Interests, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee;

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                (b)     at any time an Event of Default exists, use any
        interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Obligations;

                (c) exchange any of the Equity Interests pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such Equity Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate;

                (d) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any Equity Interests pledged as Collateral (other than voting rights, which are otherwise provided for in Section 4 and Section 11(g) hereof); PROVIDED, HOWEVER, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and

                (e) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

        Section 6.2 PERFORMANCE BY SECURED PARTY. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Obligations, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

        Section 6.3 MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following:

                (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters;

                (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion;

                (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon);

                (d) sell all or any portion of the Collateral to avoid market loss;

                (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or

                (f) hold the Collateral for or on behalf of any party other than Pledgor.

                                  ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

        Section 7.1 EVENTS OF DEFAULT. An Event of Default (as defined in the Credit Agreement) shall constitute an "Event of Default" hereunder.

        Section 7.2 REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Article.

        Section 7.3 REMEDIES. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

                (a) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

                (b) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

                (c) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Obligations has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

                (d) buy the Collateral, or any portion thereof, at any public sale;

                (e) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

                (f) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

                (g) at its option, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under
Section 9.610 of the Code.

        Section 7.4 PRIVATE SALE OF EQUITY INTERESTS. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the Equity Interests pledged as Collateral because of restrictions in applicable federal and state Equity Interests laws and that Secured Party may, therefore, determine to make one or more private sales of any such Equity Interests to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such Equity Interests for the period of time necessary to permit the issuer to register such Equity Interests for public sale under any federal or state Equity Interests laws. Pledgor further acknowledges and agrees that any offer to sell such Equity Interests which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section
9.610 of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state Equity Interests laws and that Secured Party may, in such event, bid for the purchase of such Equity Interests.

        Section 7.5 APPLICATION OF PROCEEDS. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

                (a) first, to the payment of all expenses incurred by Secured Party (including as Administrative Agent under the Credit Agreement) incident to the enforcement of this Agreement, the Credit Agreement, any other Loan Document or any of the Obligations (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to

        Secured Party acting), and to the payment of all other charges, expenses, liabilities and advances incurred or made by Secured Party (including as Administrative Agent under the Credit Agreement) under this Agreement, the Credit Agreement or any other Loan Document or in executing any trust or power hereunder or thereunder;

                (b) second, to payment of the Obligations in such order and manner as set forth in Section 10.02(c) of the Credit Agreement;

                (c) third, to the payment of any other amounts required by applicable law (including without limitation, Section 9.610 of the Code or any other applicable statutory provision); and

                (d) fourth, by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

        Section 7.6 DEFICIENCY. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Pledgor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Obligations shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

        Section 7.7 NON-JUDICIAL REMEDIES. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

        Section 7.8 OTHER RECOURSE. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Obligations, or to have any third party joined with Pledgor in any suit arising out of the Obligations or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Obligations. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Obligations shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Obligations, to (i) take or hold any other property of any type from any third party as security for the Obligations, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Obligations or other security for the Obligations, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

        Section 7.9 VOTING RIGHTS. Upon the occurrence and during the continuance of an Event of Default, Pledgor will not exercise any voting rights with respect to Equity Interests pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's Equity Interests pledged as Collateral upon the occurrence and during the continuance of an Event of Default.

        Section 7.10 DIVIDEND RIGHTS AND INTEREST PAYMENTS. Upon the occurrence and during the continuance of an Event of Default:

                (a) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 2.2 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

                (b) all dividend and interest payments which are received by Pledgor contrary to the provisions of SECTION 7.10(A) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

                                  ARTICLE VIII

                                  MISCELLANEOUS

        Section 8.1 INDEMNITY. Pledgor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Obligations or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, EXCEPT TO THE LIMITED EXTENT THE CLAIMS AGAINST AN INDEMNIFIED PERSON ARE PROXIMATELY CAUSED BY SUCH INDEMNIFIED PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

        Section 8.2 ACTIONS BY SECURED PARTY. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by
(i) any renewal, extension, increase or modification with respect to the Obligations, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Obligations. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

        Section 8.3 WAIVER. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

        Section 8.4 AMENDMENT. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

        Section 8.5 COSTS AND EXPENSES. Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

        Section 8.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal laws, except to the extent perfection and the effect of perfection or non-perfection of the security interest granted hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than the State of Texas.

        Section 8.7 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

        Section 8.8 NOTICES. All notices and other communications provided for under or in connection with this Agreement from one party to the other shall be in writing and given, and shall conclusively be deemed and considered to have been given and received, in accordance with Section 12.02 of the Credit Agreement, addressed to the receiving party at the address on the signature page hereof or at such other address provided to the Administrative Agent in writing. Pledgor or Secured Party may designate another address for the receipt of notices and other communications, provided such new designation is provided in accordance with the terms and conditions contained in the Credit Agreement.

        Section 8.9 BINDING EFFECT AND ASSIGNMENT. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Obligations and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

        Section 8.10 TERMINATION. It is contemplated by the parties hereto that from time to time there may be no outstanding Obligations, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Obligations. Upon (i) the satisfaction in full of the Obligations, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Pledgor, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and
(iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

        Section 8.11 CUMULATIVE RIGHTS. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

        Section 8.12    SURVIVAL; REVIVAL; REINSTATEMENT.

                (a) All covenants, agreements, representations and\ warranties made by Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the Administrative Administrative Agent, the Issuing Bank and the Lenders and shall survive the execution and delivery of this

        Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 8.1 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

                (b) To the extent that proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and Secured Party's and the Lenders' Liens , rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and Borrower shall take such action as may be reasonably requested by Secured Party and the Lenders to effect such reinstatement.

        Section 8.13 FINAL AGREEMENT OF THE PARTIES. THIS AGREEMENT (INCLUDING THE EXHIBITS TO THIS AGREEMENT), THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        Section 8.14 COUNTERPARTS; ELECTRONIC DELIVERY OF SIGNATURE PAGE. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a manually executed signature page of this Agreement by e-mail or facsimile shall be effective as delivery of an original executed signature page of this Agreement and binding against the parties hereto.

        Section 8.15    ACKNOWLEDGEMENTS. Pledgor hereby acknowledges that:

                (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                (b) neither Secured Party nor any Lender has any fiduciary relationship with or duty to Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Pledgor, on the one hand, and Secured

        Party and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among Pledgor and the Lenders.

                (d) Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the other Loan Documents; that it has in fact read this Agreement and the other Loan Documents and is fully informed and has full notice and knowledge of the terms, conditions and effects thereof; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement; and has received the advice of its attorney in entering into this Agreement; and that it recognizes that certain of the terms of this Agreement result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

                           [SIGNATURE PAGE TO FOLLOW]

         EXECUTED as of the date first written above.

                                         PLEDGOR:

                                         ISRAMCO, INC.


                                         By: /s/ Haim Tsuff
                                             Haim Tsuff, Chief Executive Officer




Pledgor's Address:

11767 Katy Freeway, Suite 711
Houston, TX  77079


Secured Party's Address:

1000 Louisiana Street
9th Floor
Houston, TX  77002



                       Signature Page to Pledge Agreement



                                               SCHEDULE 1
                                               ----------
                                                   TO
                                            PLEDGE AGREEMENT

                                          Dated March 2, 2007

                                             by and between
                                             ISRAMCO, INC.,
                                               as Pledgor

                                                  and

                                        WELLS FARGO BANK, N.A.,
                                            as Secured Party


        The following Equity Interest is a part of the Collateral as defined in the Pledge Agreement:


                                  PERCENTAGE    PERCENTAGE     CLASS OF         NO. OF     CERTIFICATE
    OWNER            ISSUER         OWNED         PLEDGED   STOCK OR OTHER      SHARES         NO.
                                                            EQUITY INTEREST
--------------   -------------   ------------  ------------ ---------------- -----------  ------------
Isramco, Inc.       Isramco          100%          100%       All of the        [N/A]         [N/A]
                 Energy, L.L.C.                               membership
                                                               interests




                                          Schedule 1 - Page 1

                           ACKNOWLEDGMENT AND CONSENT

        The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of March 2, 2007 (the "PLEDGE AGREEMENT"), made by Isramco, Inc., a Delaware corporation, as Pledgor for the benefit of Wells Fargo Bank, N.A., as Secured Party. The undersigned agrees for the benefit of Secured Party and the Lenders as follows:

        1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

        2. The terms of Article VII of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant thereto.



                                            ISRAMCO ENERGY, L.L.C.



                                            By:
                                               -----------------------
                                                     Yossi Levy
                                                     President



                           Acknowledgment and Consent